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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY



          The undersigned as a member of the Board of Directors of Schlumberger Limited (the "Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu, and Ellen S. Summer, and each of them severally, the attorney or attorneys-in-fact and agent or agents of the undersigned, with power to act without the others with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned in any and all capacities as a director and officer of the Corporation to execute and file from time to time with the Securities and Exchange Commission:

     (1) Registration Statements under the Securities Act of 1933 relating to the offering of shares of capital stock of the Corporation to the public, and/or to the employees of the Corporation and/or its subsidiaries under any stock option or other employee benefit plan, and any amendment or amendments, post-effective or otherwise, to any such Registration Statement, or any post-effective amendment with respect thereto, and to take any and all such action for and in the name, place and stead of the undersigned in any and all capacities as a director and officer of the Corporation as may be necessary or desirable in connection with any such Registration Statement or any amendments thereto and any such offering of capital stock or other securities of the Corporation, including the making of any representation as may be required.

     (2) Form 10-K Annual Reports under the Securities Exchange Act of 1934, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name, place and stead of the undersigned in any and all capacities as a director and officer of the Corporation as may be necessary or desirable in connection with any such Form 10-K Annual Report.


/s/ Don E. Akerman                         /s/ D. Euan Baird
--------------------------------           ----------------------------------
Don E. Ackerman                            D. Euan Baird

/s/ John Deutch                            /s/ Victor E. Grijalva
--------------------------------           ----------------------------------
John Deutch                                Victor E. Grijalva

/s/ Denys Henderson                        /s/ Andre Levy-Lang
--------------------------------           ----------------------------------
Denys Henderson                            Andre Levy-Lang

/s/ William T. McCormick, Jr.              /s/ Didier Primat
--------------------------------           ----------------------------------
William T. McCormick, Jr.                  Didier Primat

/s/ Nicolas Seydoux                        /s/ Linda Gillespie Stuntz
--------------------------------           ----------------------------------
Nicolas Seydoux                            Linda Gillespie Stuntz

/s/ Sven Ullring                           /s/ Yoshihiko Wakumoto
--------------------------------           ----------------------------------
Sven Ullring                               Yoshihiko Wakumoto

Date:  May 5, 2000